Convertible debentures	12 Months Ended
Dec. 31, 2018
Convertible Debentures
11. Convertible debentures

On June 6, 2017, the Company issued 10% convertible debentures of $15.0 million aggregate principal amount at a price of one thousand dollars per debenture. The interest is payable semi-annually on November 30 and May 31. The convertible debentures are subordinated to existing credit facilities, but senior to all other secured and subordinated indebtedness, and are secured by the assets of the Company. The maturity date of the convertible debentures is June 6, 2020. The convertible debentures are convertible, at the option of the holder, in whole or in part, into common shares of the Company at any time before the maturity date at a price of $5.00 per common share (the “Conversion Price”).

Principal and interest are payable in cash or, at the Company’s option, subject to regulatory approval and provided no events of default have occurred, in common shares of the Company issued at a price equal to the volume weighted average trading price (“VWAP”) of the common shares for the 20 trading days ending on the fifth day prior to the maturity date or the date on which the Interest payment is due, as applicable.

Prepayment

The Company may, at its option any time after 12 months from the closing date and at any time prior to maturity, subject to regulatory approval and provided that no events of default have occurred, prepay the convertible debentures in whole or in part, plus accrued interest, in cash. If the prepayment occurs:

(i)	within 24 months of the closing date, then the debenture holders are entitled to receive (1) an additional payment equal to 5% of the prepayment amount and (2) the interest that would have accrued from the date of prepayment to, but excluding, the day that is 24 months from the closing date; or

(ii)	after 24 months of the closing date but prior to the maturity date, then the debenture holders are entitled to receive the interest that would have accrued from the date of prepayment to, but excluding, the maturity date.

Early Conversion

The Company may at any time that the 20-day VWAP of the common shares exceeds 115% of the Conversion Price, subject to regulatory approval and provided no events of default have occurred, convert the convertible debentures in whole or in part, including any accrued interest, to common shares at the Conversion Price of $5.00 per common share.

On the date of issuance, the gross proceeds of $15.0 million were first allocated to the debt component of the convertible debentures by discounting the future principal and interest payments at the prevailing interest rate at the date of issuance for a similar non-convertible debt instrument. The difference between gross proceeds and the debt component, or residual value, was then allocated to contributed surplus within shareholders’ equity. Transaction costs were allocated to the debt and equity components on a pro-rata basis, and amortized as a component of accretion of the convertible debenture.

The following table summarizes the carrying value of the convertible debentures as at December 31, 2018 and 2017:

	Liability component of convertible debentures	Equity component of convertible debentures	Net book value 2018	Net book value 2017
Convertible debentures	11,973	939	12,912	14,905
Transaction costs	(1,248)	(98)	(1,346)	(1,472)
Net proceeds	10,725	841	11,566	13,433
Accretion in carrying value of debenture liability	1,056	-	1,056	404
	11,781	841	12,622	13,837

Interest expense, which includes interest payable and the accretion of the convertible debenture, in the amounts of $1,947 for the year ended December 31, 2018 (December 31, 2017 – $1,248) is included in debenture interest expense in the consolidated statements of comprehensive loss.In 2018, the Company issued 367,270 shares in lieu of interest payable (December 31, 2017 – 122,655) and 398,600 (December 31, 2017 – 19,000) shares for the conversion of $1,865 of principal (December 31, 2017 – $87).